                                                                    EXHIBIT 99.5

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Karl R. Wyss, as Chairman of the Board and Chief Executive Officer of Thermadyne Capital Corp. (the "Company") certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-Q report for the period ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Thermadyne Capital Corp. and will be retained by Thermadyne Capital Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  May 15, 2003

                                         /s/      Karl R. Wyss
                                         --------------------------------
                                         Karl R. Wyss
                                         Chairman of the Board and Chief
                                         Executive Officer of the Company